                                                                   EXHIBIT 10.12

                              AMENDED AND RESTATED

                          FORMULA DEVELOPMENT AGREEMENT

     THIS FORMULA DEVELOPMENT AGREEMENT is executed this 21st day of May, 2004, and made effective as of December 1, 2002, by and between HARDEE'S FOOD SYSTEMS, INC., a North Carolina corporation ("HARDEE'S") and PIERRE FOODS, INC., a North Carolina corporation ("Vendor").

                                    RECITALS

     1.  HARDEE'S desires to introduce new products in its restaurant systems.

     2. Vendor is in the business of developing formulations and producing and manufacturing products of the type and kind contemplated by this Agreement.

     3. VENDOR has developed a product which HARDEE'S desires to consider for use in its restaurant systems.

     NOW, THERFORE, in consideration of the mutual promises herein made, the parties agree as follows:

     1. Vendor has developed specifications and desired elements or characteristics for the following products (individually each a "Product" and collectively the "Products"):

         Angus Beefsteak Patty 4.10oz. Item #9561

         Angus Beefsteak Patty 5.65oz. Item #9598

     2. Simultaneously with the execution of this Agreement, the parties entered into a an Amended and Restated Agreement for the Products (the "Product Contract").

     3. So long as the Purchase Threshold (as defined herein) is met, Vendor grants HARDEE'S, together with its parent, subsidiary and affiliate corporations, an exclusive, right to purchase the Products. It is expressly understood that Vendor will process and manufacture the Products utilizing certain proprietary processes, methods, ingredients and formulas (collectively, the "Formula") described on Exhibit A attached hereto and in accordance with HARDEE'S Finished Product Specifications attached to the Product Contract. The parties agree and acknowledge that Vendor has ownership of the Formula. Other than for the rights granted herein to HARDEE'S by Vendor, HARDEE'S, together with its parent, subsidiary and affiliate corporations, will not by virtue of this relationship acquire or claim any proprietary interest in: (i) the Formula of Vendor utilized in the manufacture and production of the Products, (ii) any patents, patent applications, proprietary information, processes or methods containing confidential information of Vendor and belonging to Vendor, (iii) any software, trade secrets or other proprietary information, methods or processes licensed by third parties to Vendor, or (iv)

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

any other products, recipes, formulas, techniques, procedures, or processes of the Vendor and belonging to Vendor.

     4. HARDEE'S acknowledges that it is aware that Vendor presently manufactures various protein and sandwich products substantially similar to the Products for third parties and for its own branded sandwiches. This Agreement shall not limit the right of Vendor to continue the manufacture and sale of any products and/or branded items as they are presently or hereafter may be constituted or to develop and process other branded items or products for itself or others; PROVIDED, HOWEVER, that notwithstanding the foregoing, so long as the Purchase Threshold is met, Vendor may not:

         (i) manufacture for or sell to any third party, other than Carl Karcher Enterprises, Inc. ("CKE") pursuant to the CKE Agreement (as defined herein), or for its own use any Angus Beef Burger Product that uses the same proprietary spices in the Angus meat block formula used in the manufacture of the Product, or

         (ii) manufacture for or directly sell to any Competitor of HARDEE'S (as defined herein) any Angus Beef Burger Product confusingly similar to a Product. "Angus Beef Burger Product" means a beef patty consisting of more than 51% of black cattle beef with a raw weight range and with respect to a Product (so long as the Product is subject to the Product Contract) within .3oz., plus or minus, of the raw weight of such Product.

     5. For purposes of this Agreement, the term "Competitor of HARDEE'S" shall mean any national or regional chain of "quick" service restaurants or food shops with one hundred (100) or more restaurants or shops operated under the same tradename in which food is prepared on-premises and sold at an inside counter, table service or drive-thru window, intended for immediate on-premises, off-premises, or in-vehicle consumption.

     6. For the purposes of this Agreement, "Purchase Threshold" means the purchase under the Product Contract by HARDEE'S and its parent, subsidiary, and affiliate corporations of *** pounds aggregate of Products from Vendor during each rolling twelve (12) month trailing period, the first test period ending fourteen (14) months after the month in which first delivery of Products is made under the Product Contract. If less than *** pounds is available in any such period for sale by Vendor, then such lesser amount available shall be the Purchase Threshold.

     7. HARDEE'S agrees as a condition of this Agreement that HARDEE'S will not contract with more than two (2) other manufacturers (other than Vendor) at any one time to manufacture and produce the Products for HARDEE'S. Vendor agrees that as a condition of this Agreement that Vendor so long as the Purchase Threshold is met will enter into agreements without royalty or fee with such other manufacturers (designated by HARDEE'S) to license the use of Vendor's proprietary Formula for the Products to said manufacturers solely for the purpose of manufacturing and producing the Products for HARDEE'S. Provided, notwithstanding the foregoing sentence, Vendor agrees that HARDEE'S may engage one or two

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

designated manufacturers which Vendor will license to use the Formula during the time period beginning as of the date of this Agreement until the Purchase Threshold is first tested. Failure by Vendor to enter into a license agreement with a designated manufacturer within a reasonable time, through no fault of the designated manufacturer, shall constitute a material default under this Agreement. It is expressly understood and agreed by the parties that other than licensing the use of the Formula, Vendor shall have no further role in the relationship between HARDEE'S and the other said manufacturer.

     8. Vendor represents and warrants that it owns the formulations and specifications to manufacture the Products free and clear and has the right to enter into this Agreement and grant HARDEE'S and its parent, subsidiary, and affiliate corporations the exclusive right to purchase the Products pursuant to
Section 3 and the right to license its proprietary formulas and specifications for the production and manufacture of the Products under Section 7.

     9. It is expressly acknowledged that the Vendor in consideration of the premises herein and other consideration received, the legal sufficiency of which is acknowledged, does hereby grant HARDEE'S the right of first refusal hereinafter described. Upon the occurrence of any one of the following events, HARDEE'S upon written notice to Vendor shall have the right of first refusal to purchase the Formula, and all rights of ownership thereto, from the Vendor for a purchase price and purchase terms provided in writing by Vendor to HARDEE'S within fourteen (14) calendar days following the occurrence of any such event. HARDEE'S shall have in fourteen (14) calendar days after receiving the purchase price and purchase terms notice within which to accept or decline Vendor's proposal. If HARDEE'S declines to purchase the Formula during such time period, then Vendor shall be free to contract with and sell to any third party the Formula unencumbered without restriction, but not on different terms than those offered to HARDEE'S without giving HARDEE'S a fourteen (14) day right of first refusal concerning the same. From the date of the occurrence of any one of the events until the date on which the Formula is purchased by HARDEE'S or by a third party under this provision, Vendor shall permit HARDEE'S, or any manufacturer designated by HARDEE'S, to produce the Products for HARDEE'S under the terms of the standard license agreement set forth in Section 7 hereunder.

         a. The Vendor ceases to manufacture or is unable to manufacture the Product for any reason for a period of thirty (30) consecutive calendar days excepting a Force Majeure (as defined in the Product Contract) provided Vendor shall cooperate in good faith in such event with HARDEE'S and its then designated manufacturers and any other temporary designated manufacturer appointed by HARDEE'S to ensure appropriate supply of Products until Vendor can resume production and supply of the Products as contemplated under the Product Contract, at which point the rights and obligations of the parties under the Product Contract shall resume. In such a Force Majeure event, until Vendor is able to resume its supply obligations under the Product Contract, the Purchase Threshold and Volume Requirements (as defined in the Product Contract) shall be waived;

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

         b. Excepting by reason of delay or default of persons outside the control of Vendor, the Vendor fails to perform or observe any portion of its obligations under Section 7 herein at any time;

         c. The Vendor ceases to do business as a manufacturer of beef products for any reason; and

         d. The Vendor (i) voluntarily commences any proceeding or file any petition seeking relief under any Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consents to the institution of, or fails to contravene in a timely and appropriate manner, any such proceeding or the involuntary filing of any such petition, (iii) applies for or consents to the appointment of a receiver, trustee, custodian, or similar official of itself or of a substantial part of its property, (iv) files an answer admitting the material allegations of a petition filed against it in any voluntary or involuntary bankruptcy proceeding, (v) makes a general assignment for the benefit of creditors, (vi) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due or (vii) takes any corporate or other action for the purpose of effecting any of the foregoing. Provided in the event of a Chapter 11 reorganization, if the trustee affirms the Product Contract and the associated agreements, and the Vendor affirmatively shows its ability to produce and supply, and so long as it does so, the Products in accordance with the Product Contract, such event so long as in Chapter 11 status, or a complete discharge therefrom, shall not be deemed an event under this subsection (d).

     10. The parties recognize the unique nature of this Agreement due to the uniqueness of the Product, the health and liability issues integral to the Product and the effect of the Product on the reputation of HARDEE'S and Vendor. Accordingly, the parties agree that this Agreement is personal in nature and that neither party may assign or otherwise transfer its rights and obligations under this Agreement to another party without the express prior written consent of the non-transferring party which consent will not be unreasonably withheld. This Agreement shall be binding on and inure to the benefit of the parties hereunder and their respective approved successors and assigns.

     11. This Agreement shall be governed by the laws of the State of Missouri. The parties consent to the exclusive jurisdiction of the state and federal courts of the State of Missouri for the adjudication of matters arising out of this Agreement; and neither party will assert FORUM NON CONVENIENS with respect to such venue. This Agreement, and all Exhibits, are only valid if and when duly signed by authorized representatives of both parties. No third party is authorized to amend or waive, on behalf of HARDEE'S, any provision of this Agreement.

     12. There are no understandings, agreements, or representations, express or implied, not specified herein. This Agreement may not be amended except in a writing signed by the parties.

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

     13. It is expressly agreed and acknowledged that Vendor has entered into a certain Amended and Restated Agreement dated of even date and effective February 1, 2004, with CKE which Agreement and the attachments thereto (the "CKE Agreement") grant CKE the right to purchase products similar to the Products in accordance with the terms and conditions therein. Notwithstanding anything herein to the contrary, HARDEE'S acknowledges and agrees that the rights, privileges, and options of CKE under the CKE Agreement, and the terms thereof, shall not be deemed a violation of the Product Contract, this Agreement, or the Attachments (as defined in the Product Contract).

     Executed the day and year first above written and effective as of December 1, 2002.

HARDEE'S FOOD SYSTEMS, INC.         PIERRE FOODS, INC.


By: /s/ John Dunion                 By: /s/ Robert C. Naylor
   ---------------------------         ------------------------------
    John Dunion                         Robert C. Naylor
    Executive Vice President            Senior Vice President-Sales

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

                                                                  EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9561

Page 1 of 3                                                         REVISIONS:01

                         (C) PIERRE FOODS, INC. 2004:
                         THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND TRADE SECRETS PROPRIETARY TO PIERRE FOODS, INC. UNAUTHORIZED REPRODUCTION OR DISCLOSURE IS STRICTLY PROHIBITED AND MAY RESULT IN SERIOUS LEGAL CONSEQUENCES RECEIPT OR POSSESSION OF THIS DOCUMENT DOES NOT GRANT THE RIGHT TO REPRODUCE THIS DOCUMENT, TO DISCLOSE ITS CONTENTS OR TO USE SUCH CONTENTS IN ANY WAY.


                               PIERRE FOODS, INC.

                         PRODUCT DEVELOPMENT DEPARTMENT

                       PRODUCT FORMULA AND SPECIFICATIONS

                         PRODUCT: Pierre Foods: Angus Beefsteak ***

                         SPECIFICATION #: 9561

                    SUPERSEDES: None    PAGE 1 of 3  EFFECTIVE DATE: 04/27/04

                    SUPPLEMENTS:
                         -    Regulatory HACCP Flow-Chart
                         -    Application for Approval of Label

PRODUCT DESCRIPTION:     Individually frozen, *** chopped
                         Angus beefsteak (chopped and formed) without grill marks. It is to be thawed under refrigeration to a maximum of *** and heat surface temperature to *** for a minimum of ***.

RAW MATERIALS:

Ingredients Angus Beef, Salt        ***                Sodium Phosphates, Spices

     ANGUS BEEF: Chemical Lean (CL) must be within +/- 2% fat of purchased and stated label claim. Must be from Angus Cattle that complies with the following USDA Schedules, *** and Raw Materials Spec, Beef Angus Trimmings, boneless Combos/Fresh.

         A)   Frozen Angus Beef: ***:
                 1) Target fat content of *** +/- 2%.
                 2) ***.
                 3) Must be from USDA ***.
                 4) At time of receipt, frozen product must be 10 DEG. F or less.
                 5) Receiving: Frozen less than 90 days at time of our receipt.

         B)   *Fresh Angus Beef: ***.
                 1) Target Fat content +/- 2%.
                 2) ***.
                 3) At time of receipt, fresh product must be 40 DEG. F or less.
                 4) Receiving: Fresh less than *** days from bone date.

732064      Omitted portions are indicated by [***].    Confidential information
                                                        redacted and filed
                                                        separately with the
                                                        Commission.

                                                                 EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9561

Page 2 of 3                                                         REVISIONS:01

         C)   *Fresh Angus Beef: ***.
                 1) Target Fat Content of +/- 2%.
                 2) ***.
                 3) At time of receipt, fresh product must be 40 DEG. F or less.
                 4) Receiving: Fresh less than *** days from bone date.

         * Angus Beef will be combined to target*** fat content in the overall meat mix.

         NOTE:  THE ABOVE RAW MATERIALS ARE NOT PROPRIETARY TO PIERRE FOODS.

         NOTE:  Applies to all of the above:

        1)  Regulatory HACCP Flow-chart - attached.
        2)  ***
        3)  BLEND FRESH LEAN/FROZEN TRIM/FAT MEAT.
        4) BEEF IS GROUND, MIXED WITH NON-MEAT ADDITIVES AND CHILLED (MIX TIME** MINS.,** MIN. CORRECTION IF NECESSARY).
        5)  MIX IS FINAL GROUND THROUGH*** PLATE.
        6) MEAT MIX IS FORMED INTO PATTIES (TEMPERATURE*** DEG. F +/-* DEG. F). THE AVERAGE PATTY WEIGHTS MUST EQUAL OR EXCEED STATED LABELED WEIGHT.
        7) ADJUSTMENTS ARE MADE TO PRODUCE PATTIES WITH FINISHED COOKED TARGET WEIGHT OF *** OZ.
        8)  PATTIES ARE *** AND ***
        9)  PATTIES ARE ***
            MINIMUM CHAR ON BOTTOM.
        10) PATTIES RUN THROUGH ***
        11) Patties are *** before entering *** The *** are *** (the width of the patty belt). Each** has ***, which *** in a ***). The *** rate is *** The *** that are *** in different stages of the patty manufacturing process are *** to the patties, but help improve the patty ***
        12) Patties are fully cooked in *** with *** respectively. When applicable, patties may *** before and/or after *** to enhance ***
        13) Patties are *** a *** after the ***
        14) PATTIES ARE INDIVIDUALLY QUICK FROZEN, AND PACKAGED. WILL MEET PIERRE FOODS HACCP/USDA REGULATIONS.

         NOTE:
         THE BOLD STATEMENTS IN (2) THROUGH (10) AND (14) ABOVE ARE GENERAL PROCESSING OPERATIONS AND ARE NOT PROPRIETARY TO PIERRE FOODS.

     SALT: Sodium Chloride ***
         ***
         1)
         2)
         3) ***
         4)
         5)
         6) Appearance: ***
         7) Particle size: ***
         8) Kosher certified.

    SODIUM PHOSPHATE:
          Rhone-Poulenc Food Ingredient: Cravis 350.

                 1) A blend of Sodium Tripolyphosphate, Sodium
                    Hexametaphosphate, and Sodium Acid Pyrophosphate.
                 2) Physical Characteristics: A white granular material that is essentially free of lumps, foreign matter, and odor.
                 3) Grade: Food: Components meet Food Chemical Codex
                    Specification.

732064      Omitted portions are indicated by [***].    Confidential information
                                                        redacted and filed
                                                        separately with the
                                                        Commission.

                                                                 EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9561

Page 3 of 3                                                         REVISIONS:01

                 4) Kosher: Certified by OU.

SPICE ***

                 1) ***
                 2) Flavor Characteristic: ***
                 3) Physical Characteristic:

                                       OR
                 ***
                 1) Processed from ***
                 2) Flavor/Odor: ***
                 3) Physical Characteristic: ***

FORMULATION:

                 INGREDIENT                                            PERCENT
                 ----------                                            -------
                 *Frozen Angus Beef *** ............................     ***

                 Fresh: Angus Beef *** .............................     ***

                 Salt ..............................................     ***

                 Sodium Phosphates .................................     ***

                 Spice .............................................     ***
                 -------------------------------------------------------------

                 Total                                                100.00%

                 *Angus Beef will be combined based on fat content to target *** fat content in overall meat mix using the approved formulated meats.
                 Salt     ***


ACKNOWLEDGE AND AGREE:

Hardee's Food Systems, Inc.                Pierre Foods, Inc.

By /s/ John Dunion                         By /s/ Robert C. Naylor
  ----------------------------                ----------------------------
  John Dunion                                 Robert C. Naylor
  Executive Vice President                    Senior Vice President - Sales

DISTRIBUTION:

Q.A. Department: Anaheim, St. Louis, Santa Barbara, Manteca.

     Omitted portions are indicated by [***].   Confidential information
                                                redacted and filed separately
                                                with the Commission.

Effective: 12/12/2003       REGULATORY HACCP: RECEIVING           Cincinnati, OH
Replaces:[ILLEGIBLE]

                                MEAT INGREDIENTS
                                   [FLOWCHART]

                                 RETURNED GOODS
                                   [FLOWCHART]

                               PACKAGING MATERIALS
                                   [FLOWCHART]

                              NON-MEAT INGREDIENTS
                                   [FLOWCHART]

                                                       CONFIDENTIAL, PROPRIETARY
                                                    TRADE SECRET OF PIERRE FOODS

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

Effective: 12/12/2003          REGULATORY HACCP:                  Cincinnati, OH
Replaces: 2/13/2002            CHARBROIL PROCESS

                                     ***

                                                       CONFIDENTIAL, PROPRIETARY
                                                    TRADE SECRET OF PIERRE FOODS

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

According to the Paperwork Reduction Act of 1995, an agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid OMB control number. The valid OMB control number for this information collection is 0583-0092. The time required to complete this information collection is estimated to average 15 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the date needed, and completing and reviewing the collection of information. This form has been approved by OMB for web
distribution.                                                PAGE _____ of _____

                         U.S. DEPARTMENT OF AGRICULTURE
                       FOOD SAFETY AND INSPECTION SERVICE

                                 APPLICATION FOR
                               APPROVAL OF LABELS,
                                MARKING OR DEVICE

FSIS has determined that information provided in items 8, 9, and 10 is exempt from mandatory disclosure under the Freedom of Information Act 5 U.S.C. 552(b)(4).

APPLICANT: SEE PAGE 2 FOR INSTRUCTIONS.

1. AGENT NAME, ADDRESS, TELEPHONE NO. (IF USING AN AGENT, COMPLETE THIS BLOCK, OTHERWISE LEAVE BLANK)

                          Prime Label Consultants, Inc.
                              536 Seventh Street SE
                                  PO Box 15240
                            Washington, DC 20003-0240
                                 (202) 546-3333
                               Fax (202) 543-4337

2.   FOR USDA USE ONLY

3.   FOR USDA USE ONLY

4.   ESTABLISHMENT NO. / FOREIGN COUNTRY (IF APPLICABLE)

                         2132

5a.  NAME OF PRODUCT Fully Cooked Ground Beef Steaks chopped & formed

                                      9561

5b.  HACCP PROCESS CATEGORY Fully cooked--not shelf stable

6a.  TYPE OF APPROVAL REQUESTED

     /X/ SKETCH          / / TEMPORARY
     / / EXTENSION OF TEMPORARY

6b.  WAS THE
     LABEL       / /  YES --> Date of approval:            _____________
     PREVIOUSLY               Prior approval number:       _____________
     APPROVED?   /X/  NO      Number of labels on hand:    _____________
                              Number of days requested:    _____________

7a.  AREA OF PRINCIPAL DISPLAY PANEL (SQUARE INCHES):

                        n/a

7b.  TOTAL AVAILABLE LABELING SPACE FOR ENTIRE PACKAGE (SQUARE INCHES):

                    8. PRODUCT FORMULA                        / / PCT /X/ WEIGHT
                                                                (NO FRACTIONS)


    ANGUS BEEF
       ***
    SODIUM PHOSPHATES
    SPICE                                                           ***
       ***

        CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc.
        Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

                   TOTAL (PERCENT MUST TOTAL 100%)               100.00

                            9. PROCESSING PROCEDURES
  (APPROVAL OF THE SKETCH DOES NOT CONVEY APPROVAL OF THE PROCESSING PROCEDURES)

1. GRIND ALL BEEF.
2. MIX NON-MEAT INGREDIENTS.
3. ***
4. GRIND OUT.
5. FORM INTO MINIMUM 1/3 POUND (5.34 OZ) PATTY SHAPE.
6. *** AND COOK TO MINIMUM INTERNAL TEMPERATURE OF 151 DEG. F FOR 41 SECONDS. (PER 9 CFR 318.23 TABLE A)
7. FREEZE AND PACKAGE.

                             EZ Form(lm) v2004.103

              10. NAME AND ADDRESS OF FIRM (BELOW AND BETWEEN DOTS)
-                                                      -
              PIERRE FOODS, INC
              BROCK ZENTZ
              PRODUCT DEVELOPMENT MANAGER
              9990 PRINCETON RD
              CINCINNATI, OH 45246
-                                                      -

11.  SIGNATURE OF APPLICANT OR AGENT                      DATE
     /s/ [ILLEGIBLE]                                        4-29-2004

12.  CONDITIONS APPLYING TO USE OF LABELS OR DEVICE (FOR USDA USE ONLY)

FSIS FORM 7234-1 (10/03/2002)   REPLACES FSIS FORM 7234-1     DESIGNED IN
                                (11/87), WHICH IS OBSOLETE.   FORMFLOW SOFTWARE.

   Omitted portions are indicated by [***].    Confidential information redacted
                                               and filed separately with the
                                               Commission.

[ILLEGIBLE] 2132          [ILLEGIBLE]
                     chopped & formed 9561
                      PRODUCT FORMULATION

          ANGUS BEEF
           ***
          SODIUM PHOSPHATES
          SPICE                                                           ***
           ***
                                                                    ---------
                                             TOTAL  (lbs.)             100.00

                              CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc. Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

   Omitted portions are indicated by [***].    Confidential information redacted
                                               and filed separately with the
                                               Commission.

Printed at 3:03 p.m. on 29-Apr-04                                EZ Form v2004.1

                                                                 EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9598

Page 1 of 3                                                         REVISIONS:01

                         (C) PIERRE FOODS, INC. 2004:
                         THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND TRADE SECRETS PROPRIETARY TO PIERRE FOODS, INC. UNAUTHORIZED REPRODUCTION OR DISCLOSURE IS STRICTLY PROHIBITED AND MAY RESULT IN SERIOUS LEGAL CONSEQUENCES. RECEIPT OR POSSESSION OF THIS DOCUMENT DOES NOT GRANT THE RIGHT TO REPRODUCE THIS DOCUMENT, TO DISCLOSE ITS CONTENTS, OR TO USE SUCH CONTENTS IN ANY WAY.

                               PIERRE FOODS, INC.

                         PRODUCT DEVELOPMENT DEPARTMENT

                       PRODUCT FORMULA AND SPECIFICATIONS

                         PRODUCT: Pierre Foods: Angus Beefsteak ***

                         SPECIFICATION #: 9598

                    SUPERSEDES: None PAGE 1 of 3 EFFECTIVE DATE: 04/27/04

                    SUPPLEMENTS
                    - Regulatory HACCP Flow chart
                    - Application for Approval of Label

PRODUCT DESCRIPTION:     Individually frozen, *** chopped Angus
                         beefsteak (chopped and formed) without grill marks. It is to be thawed under refrigeration to a maximum of *** and heated surface temperature to *** for a minimum of ***.

RAW MATERIALS:

Ingredients Angus Beef, Salt   ***                Sodium Phosphates, Spices

     ANGUS BEEF: Chemical Lean (CL) must be within +/- 2% fat of purchased and stated label claim. Must be from Angus Cattle that complies with the following USDA Schedules: *** and Raw Materials Spec, Beef Angus Trimmings, boneless Combos/Fresh.

         A)   Frozen Angus Beef: ***:
                 1) Target fat content of *** +/- 2%.
                 2) ***.
                 3) Must be from USDA ***.
                 4) At time of receipt, frozen product must be 10 DEG. F or less.
                 5) Receiving: Frozen less than 90 days at time of our receipt.

         B)   *Fresh Angus Beef: ***.
                 1) Target Fat content +/- 2%.
                 2) ***.
                 3) At time of receipt, fresh product must be 40 DEG. F or less.
                 4) Receiving: Fresh less than *** days from bone date.

   Omitted portions are indicated by [***].    Confidential information redacted
                                               and filed separately with the
732062                                         Commission.

                                                                 EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9598

Page 2 of 3                                                         REVISIONS:01

         C)   *Fresh Angus Beef: ***.
                 1) Target Fat Content of +/- 2%.
                 2) ***.
                 3) At time or receipt, fresh product must be 40 DEG. F or less.
                 4) Receiving: Fresh less than *** days from bone date.

         *Angus Beef will be combined to target*** fat content in the overall meat mix.

         NOTE: THE ABOVE RAW MATERIALS ARE NOT PROPRIETARY TO PIERRE FOODS.

         NOTE: Applies to all of the above:

        1)  Regulatory HACCP Flow chart - attached.
        2)  ***
        3)  BLEND FRESH LEAN/ FROZEN TRIM/ FAT MEAT.
        4) BEEF IS GROUND, MIXED WITH NON-MEAT ADDITIVES AND CHILLED (MIX TIME MINS., + MIN. CORRECTION IF NECESSARY).
        5)  MIX IS FINAL GROUND THROUGH *** PLATE.
        6) MEAT MIX IS FORMED INTO 8.0 OZ PATTIES (TEMPERATURE*** DEG. F +/- * DEG. F). THE AVERAGE PATTY WEIGHTS MUST EQUAL OR EXCEED STATED LABELED WEIGHT.
        7) ADJUSTMENTS ARE MADE TO PRODUCE PATTIES WITH FINISHED COOKED TARGET WEIGHT OF *** OZ.
        8)  PATTIES ARE *** AND ***
        9)  PATTIES ARE ***
            MINIMUM CHAR ON BOTTOM.
        10) PATTIES RUN THROUGH ***
        11) Patties are *** before entering *** The *** are *** (the width of the patty belt). Each ** has ***, which *** in a ***. The *** rate is *** of *** The *** that are *** in different stages of the patty manufacturing process are *** to the patties, but help improve the patty ***
        12) Patties are fully cooked in *** with *** respectively. When applicable, patties may *** before and/or after *** to enhance ***
        13) Patties are *** after the ***
        14) PATTIES ARE INDIVIDUALLY QUICK FROZEN, AND PACKAGED. WILL MEET PIERRE FOODS HACCP/USDA REGULATIONS.

         NOTE:
         THE BOLD STATEMENTS IN (2) THROUGH (10) AND (14) ABOVE ARE GENERAL PROCESSING OPERATIONS AND ARE NOT PROPRIETARY TO PIERRE FOODS.

SALT:  Sodium Chloride ***

         ***
         1)
         2)
         3) ***
         4)
         5)
         6) Appearance: ***
         7) Particle size: ***
         8) Kosher certified.

SODIUM PHOSPHATE:
         Rhone-Poulenc Food Ingredient: Cravis 350.
                 1) A blend of Sodium Tripolyphosphate, Sodium
                    Hexametaphosphate, and Sodium Acid Pyrophosphate.
                 2) Physical Characteristics: A white granular material that is essentially free of lumps, foreign matter, and odor.
                 3) Grade: Food: Components meet Food Chemical Codex
                    Specification.
                 4) Kosher: Certified by OU.

732062   Omitted portions are indicated by [***].    Confidential information
                                                     redacted and filed
                                                     separately with the
                                                     Commission.

                                                                 EXHIBIT A

PRODUCT: Angus Beefsteak ***                                SPECIFICATION #:9598

Page 3 of 3                                                         REVISIONS:01

SPICE ***

      ***
                 1) ***
                 2) Flavor Characteristic: ***
                 3) Physical Characteristic: ***

                                       OR
                 ***
                 1) Processed from ***
                 2) Flavor/Odor: ***
                 3) Physical Characteristic: ***

FORMULATION:

                 INGREDIENT                                            PERCENT
                 ----------                                            -------
                 *Frozen Angus Beef *** ............................     ***

                 Fresh: Angus Beef *** .............................     ***

                 Salt ..............................................     ***

                 Sodium Phosphates .................................     ***

                 Spice .............................................     ***
                 ---------------------------------------------------------------

                 Total                                                100.00%

                 *Angus Beef will be combined based on fat content to target *** fat content in overall meat mix using the approved formulated meats.
                 Salt     ***


ACKNOWLEDGE AND AGREE:

Hardee's Food Systems, Inc.                Pierre Foods, Inc.

By /s/ John Dunion                         By /s/ Robert C. Naylor
  ----------------------------                ----------------------------
  John Dunion                                 Robert C. Naylor
  Executive Vice President                    Senior Vice President - Sales

DISTRIBUTION:

Q.A. Department: Anaheim, St. Louis, Santa Barbara, Manteca.

  Omitted portions are indicated by [***].  Confidential information redacted and filed separately with the
                                            Commission.

Effective: 12/12/2003          REGULATORY HACCP: RECEIVING        Cincinnati, OH
Replaces: 2/13/2002

                                MEAT INGREDIENTS
                                   [FLOWCHART]

                                 RETURNED GOODS
                                   [FLOWCHART]

                               PACKAGING MATERIALS
                                   [FLOWCHART]

                              NON-MEAT INGREDIENTS
                                   [FLOWCHART]

                                                       CONFIDENTIAL, PROPRIETARY
                                                    TRADE SECRET OF PIERRE FOODS

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

Effective: 12/12/2003          REGULATORY HACCP:                  Cincinnati, OH
Replaces: 2/13/2002            CHARBROIL PROCESS

                                      ***

                                                       CONFIDENTIAL, PROPRIETARY
                                                    TRADE SECRET OF PIERRE FOODS

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

According to the Paperwork Reduction Act of 1995, an agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid OMB control number. The valid OMB control number for this information collection is 0583-0092. The time required to complete this information collection is estimated to average 15 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. This form has been approved by OMB for web
distribution.                                                  PAGE_____ of ____

                         U.S. DEPARTMENT OF AGRICULTURE
                       FOOD SAFETY AND INSPECTION SERVICE

                                 APPLICATION FOR
                               APPROVAL OF LABELS,
                                MARKING OR DEVICE

FSIS has determined that information provided in items 8, 9, and 10 is exempt from mandatory disclosure under the Freedom of Information Act 5 U.S.C. 552(b)(4).

APPLICANT: SEE PAGE 2 FOR INSTRUCTIONS.

1. AGENT NAME, ADDRESS, TELEPHONE NO. (IF USING AN AGENT, COMPLETE THIS BLOCK, OTHERWISE LEAVE BLANK.)

                          Prime Label Consultants, Inc.
                              536 Seventh Street SE
                                  PO Box 15240
                            Washington, DC 20003-0240
                                 (202) 546-3333
                               FAX (202) 543-4337

2.   FOR USDA USE ONLY

3.   FOR USDA USE ONLY

4.   ESTABLISHMENT NO./ FOREIGN COUNTRY (IF APPLICABLE)

                         2132

5a.  NAME OF PRODUCT Fully Cooked Ground Beef Steaks chopped & formed

                                      9598

5b.  HACCP PROCESS CATEGORY Fully cooked--not shelf stable

6a.  TYPE OF APPROVAL REQUESTED
     /X/ SKETCH          / / TEMPORARY
     / / EXTENSION OF TEMPORARY

6b.  WAS THE
     LABEL       / /  YES  -->  Date of approval:            _____________
     PREVIOUSLY                 Prior approval number:       _____________
     APPROVED?   /X/  NO        Number of labels on hand:    _____________
                                Number of days requested:    _____________

7a.  AREA OF PRINCIPAL DISPLAY PANEL (SQUARE INCHES):

                        n/a

7b.  TOTAL AVAILABLE LABELING SPACE FOR ENTIRE PACKAGE (SQUARE INCHES):

                    8. PRODUCT FORMULA                        / / PCT /X/ WEIGHT
                                                                (NO FRACTIONS)

    ANGUS BEEF
    ***
    SODIUM PHOSPHATES                                            ***
    SPICE
    ***

        CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc.
        Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

                   TOTAL (PERCENT MUST TOTAL 100%)               100.00

                            9. PROCESSING PROCEDURES
  (APPROVAL OF THE SKETCH DOES NOT CONVEY APPROVAL OF THE PROCESSING PROCEDURES)

1. GRIND ALL BEEF.
2. MIX NON-MEAT INGREDIENTS.
3. ***
4. GRIND OUT.
5. FORM INTO MINIMUM 1/2 POUND (8.0 OZ) PATTY SHAPE.
6. *** AND COOK TO MINIMUM INTERNAL TEMPERATURE OF 151 F FOR 41 SECONDS. (PER 9 CFR 318.23 TABLE A)
7. FREEZE AND PACKAGE.

                              EZ Form(tm) v2004.103

              10. NAME AND ADDRESS OF FIRM (BELOW AND BETWEEN DOTS)

               PIERRE FOODS, INC
               ***
               PRODUCT DEVELOPMENT MANAGER
               9990 PRINCETON RD
               CINCINNATI, OH 45246

11.  SIGNATURE OF APPLICANT OR AGENT                      DATE
       [ILLEGIBLE]                                          4-29-2004

12.  CONDITIONS APPLYING TO USE OF LABELS OR DEVICE (FOR USDA USE ONLY)

FSIS FORM 7234-1 (10/03/2002)   REPLACES FSIS FORM 7234-1     DESIGNED IN
                                (11/87), WHICH IS OBSOLETE.   FORMFLOW SOFTWARE.

 Omitted portions are indicated by [***].  Confidential information redacted and filed separately with the Commission.

[ILLEGIBLE]               [ILLEGIBLE]
                     chopped & formed 9598
                      PRODUCT FORMULATION

          ANGUS BEEF
           ***
          SODIUM PHOSPHATES
          SPICE                                                           ***
           ***
                                                                    ---------
                                                     Total (lbs.)      100.00

                              CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc. Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

  Omitted portions are indicated by [***].    Confidential information redacted
                                              and filed separately with the
                                              Commission.
                                                                   EZ Form v2004
Printed at 3:03 p.m. on 29-Apr-04